UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2014

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9555 Maroon Circle, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Summary of Material Definitive Agreement.  CSG Systems International, Inc. (“CSG”, or forms of the pronoun ”we”) currently generates a material portion of its revenues from Comcast Cable Communications Management, LLC, an affiliate of Comcast Corporation (“Comcast”), under a multi-year Master Subscriber Management System Agreement that runs through February 28, 2017 (the “Current Agreement”).  For the quarter ended June 30, 2014, we generated 21% of our total revenues from Comcast under the Current Agreement, by providing services to approximately 16.5 million Comcast customer accounts.

On July 25, 2014, we entered into an amendment to our Current Agreement with Comcast (the “Amended Agreement”).  The Amended Agreement provides the framework for Comcast to consolidate its residential customer accounts onto CSG’s Advanced Convergent Platform (“ACP”) customer care and billing solution.  Key changes from the Current Agreement included in the Amended Agreement, and possible impacts to our business, are as follows:

Term Extension

•

The terms of the Amended Agreement are effective July 1, 2014, and runs through June 30, 2019 (a five-year initial term).  In addition, Comcast has the option to extend the Amended Agreement for two consecutive one-year terms by exercising renewal options no later than January 1, 2019 for the first extension option, and January 1, 2020 for the second extension option.

Migration of Comcast Residential Customer Accounts

•

The Amended Agreement modifies and adds pricing tiers above the level of customer accounts we currently process for Comcast, which will provide Comcast lower pricing per unit for incremental customer accounts brought under the Amended Agreement.

•

Initially under the Amended Agreement, Comcast plans to add approximately 2.3 million residential customer accounts onto ACP in early 2015.  As a result, the Amended Agreement is not expected to have a material impact to our 2014 results of operations.  We have the opportunity for additional customer account migrations to CSG as part of any future consolidation or standardization by Comcast of their residential business.

The timing of and the number of customer accounts to be migrated to CSG, if any, is at the discretion of Comcast.  Therefore, there can be no assurances as to the timing and/or the number of customer accounts migrated to us by Comcast, or whether we will experience any material increase in revenues or profits under the Amended Agreement.

Issuance of Warrants

•

As an additional incentive for Comcast to migrate new customer accounts to ACP, the Amended Agreement includes the issuance of stock warrants (the “Warrant Agreement”) for the right to purchase up to approximately 2.9 million shares of CSG common stock (the “Stock Warrants”).  The Stock Warrants have a 10-year term and an exercise price of $26.68 per warrant.

•

The Stock Warrants represent potentially dilutive shares to earnings per share only to the extent the shares are “in the money” (under the treasury stock method), and not subject to performance vesting conditions.

•	Comcast’s ability to exercise the Stock Warrants is tied primarily to the number of customer accounts Comcast migrates onto ACP. The vesting of the Stock Warrants is summarized as follows:
-	Current Comcast Residential Business. Up to 1.9 million of the Stock Warrants relate to Comcast’s existing residential business and vest as follows:
▪

The first 25% of these Stock Warrants (approximately 0.475 million Stock Warrants) vest in January 2015, which approximates the expected beginning of the above mentioned 2.3 million customer account migrations.

▪	The next 25% of these Stock Warrants vest after the successful migration of 500,000 customer accounts.

▪	The next 25% of these Stock Warrants vest only after 5 million additional customer accounts are migrated onto ACP.

▪	The last 25% of these Stock Warrants vest only after and proportionate to approximately 5 million additional customer accounts are migrated onto ACP.

-

Potential Future Comcast Acquired Residential Business. Should Comcast acquire additional residential customer accounts in the future, up to one (1) million additional Stock Warrants will vest proportionately should these acquired customer accounts be migrated  onto ACP from other providers’ billing platforms, with full vesting based on a target of 5 million newly migrated customer accounts.

A copy of the Amended Agreement, along with the Warrant Agreement, with confidential information redacted, will be filed as an exhibit to CSG’s Form 10-Q for the quarter ended September 30, 2014.

Risk Factors Related to Forward-Looking Statements. Certain statements in this communication regarding the potential processing of residential customer accounts processed on other providers’ billing platforms onto ACP, including any statements regarding the expected timetable for completing any such migrations and their financial impact on CSG and any other statements regarding CSG’s future expectations, beliefs, plans, objectives, financial projections, assumptions or future events that are not historical in nature are “forward-looking” statements made within the meaning of  the Securities Act of 1933, as amended.

These statements are often, but not always, made through use of words or phrases such as “may”, “believe”, “anticipate”, “could”, “should”, “intend”, “plan”, “will”, “expect(s)”, “estimate(s)”, “project(s)”, “forecast(s)”, “positioned”, “strategy”, “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.

Among the factors that could cause actual results to differ materially from those contained in the forward-looking statements are the following: the timing of any migrations of residential customer accounts processed on other providers’ billing platforms onto ACP; the risk with both parties’ abilities to efficiently and effectively migrate residential customer accounts processed on other providers’ billing platforms onto ACP; the risk that Comcast will execute on its currently planned intentions and consolidate and standardize its operations in the future; and the potential adverse impact of continued service provider consolidation within the communications industry.

The factors listed above are in no way intended to be a complete or exhaustive list of all the risks associated with our relationship with Comcast.  Readers are encouraged to read additional information concerning these and other risk factors in CSG’s respective filings with the SEC, including our most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We assume no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 (Regulation FD Disclosure).  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 31, 2014, CSG issued a press release announcing that CSG had entered into the Amended Agreement with Comcast, and also posted a summary presentation of the Amended Contract and related business topics with Comcast on our website.  A copy of the press release and the summary presentation are attached to this Form 8-K as Exhibits 99.1 and 99.2, and are incorporated into this section by reference.

9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of CSG Systems International, Inc. (CSG International Expands Relationship with Comcast) dated July 31, 2014
99.2	Summary Presentation: Comcast Extends and Expands Relationship with CSG International dated July 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014

CSG SYSTEMS INTERNATIONAL, INC.
By:	/s/ Rolland B. Johns
Rolland B. Johns,
Chief Accounting Officer